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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         January 3, 2000




                      LSB FINANCIAL CORP.
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      (Exact name of Registrant as specified in its charter)



    Indiana                 0 - 25070                35-1934975
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                         No.)



 101 Main Street, Lafayette, Indiana                    47902
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  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (765) 742-1064
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                              N/A
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  (Former name or former address, if changed since last report)





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Item 5.  Other Events
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     Attached as Exhibit 99 is the Registrant's press release dated January
3, 2000 announcing that its subsidiary, Lafayette Savings Bank FSB has received $1.4 million from Bennett Funding Corp. of Syracuse, NY, pursuant to a settlement agreement entered into with the trustee in bankruptcy.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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    (c)   Exhibits:

          The exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LSB FINANCIAL CORP.



Date: January 3, 2000         By:  /s/Mary Jo David
      -----------------            -----------------------------------
                                   Mary Jo David
                                   Vice President and Chief Financial
                                    Officer, Secretary and Treasurer

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                                 Exhibit Index

Exhibit
Number                 Description
-------                -----------------------------------------------

  99                   Press Release dated January 3, 2000